LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2000

KEMPER NEW
EUROPE FUND

 "... Shareholders -- not unions or governments -- have the deciding vote in the future of Europe's corporations. As a result, we believe European companies will move to position themselves more strategically, and to protect their share prices more aggressively. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS
19
NOTES TO FINANCIAL STATEMENTS
AT A GLANCE

TERMS TO KNOW

 KEMPER NEW EUROPE FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                                                               LIPPER EUROPEAN
                                         KEMPER NEW EUROPE      KEMPER NEW EUROPE      KEMPER NEW EUROPE         REGION FUNDS
KEMPER NEW EUROPE FUND CLASS M              FUND CLASS A           FUND CLASS B           FUND CLASS C        CATEGORY AVERAGE*
------------------------------           -----------------      -----------------      -----------------      -----------------
33.37                                          32.99                  32.51                  32.50                  21.51

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/00   10/31/99
 .........................................................
    KEMPER NEW EUROPE FUND CLASS
    M                               $25.35     $20.59
 .........................................................
    KEMPER NEW EUROPE FUND CLASS
    A                               $17.67     $14.87
 .........................................................
    KEMPER NEW EUROPE FUND CLASS
    B                               $17.10     $14.49
 .........................................................
    KEMPER NEW EUROPE FUND CLASS
    C                               $17.27     $14.62
 .........................................................

 KEMPER NEW EUROPE FUND
 RANKINGS AS OF 4/30/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER EUROPEAN REGION FUNDS CATEGORY*

                                           CLASS M
 .............................................................
    1-YEAR                             #15 of 151 funds
 .............................................................
    3-YEAR                              #5 of 75 funds
 .............................................................
    5-YEAR                              #1 of 38 funds
 .............................................................
    10-YEAR                             #2 of 14 funds
 .............................................................

 DIVIDEND REVIEW

 DURING THE PERIOD, KEMPER NEW EUROPE FUND MADE THE FOLLOWING DISTRIBUTIONS PER
 SHARE:

                     CLASS M   CLASS A   CLASS B   CLASS C
 ..........................................................
    LONG-TERM
    CAPITAL GAIN       $5.35     $1.95     $1.95     $1.95
 ..........................................................

YOUR FUND'S STYLE

 MORNINGSTAR INTERNATIONAL EQUITY STYLE BOX(TM)

[MORNINGSTAR               Morningstar International Equity Style Box(TM)
INTERNATIONAL EQUITY       placement is based on a fund's price-to-earnings
STYLE BOX]                 and price-to- cash flow ratios relative to the
                           MSCI EAFE, as well as the size of the companies
                           in which it invests, or median market
                           capitalization. The style box represents a
                           snapshot of a fund's portfolio on a single day,
                           but it's not exact because a portfolio changes
                           from day to day. A longer-term view is
                           represented by the fund's Morningstar category,
                           which is based on actual investment style as
                           measured by the fund's underlying holdings over
                           the past three years.

CYCLICAL STOCK A stock within an industry whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are automobiles, housing, paper and steel. Noncyclical industries, such as food, insurance and drugs, are normally not as directly affected by economic changes.

EXCESS CAPACITY A company's ability to take on more debt than what it currently services.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually by sector, industry or country -- within a portfolio relative to a benchmark index (e.g., the MSCI Europe index) or an investment universe.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER,

As we enter summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.
  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation, and raised interest rates by half a percentage point (0.50%) accordingly on May 16. The Fed's move puts the benchmark federal funds rate at 6.5 percent, its highest level since February 1991, and the more symbolic discount rate at 6.0 percent.
  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show few signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats. Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.
  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.
  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.
  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.
  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich and can afford it. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. And new economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.
  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.
  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.
  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.
  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.
  Happily, financial markets got some better news along that front in late May and early June. A range of economic data, from retail sales to mortgage applications to the all-important employment report, began to point to somewhat softer economic growth. If the Fed believes that the economy is finally slowing in response to its tightening, the end of the rate hikes could be in sight. Markets certainly were willing to believe, and they staged a strong relief rally in late May and early June. While we don't expect a quick end to market volatility, a slowdown in growth would be most welcome, and would make the outlook for both stocks and bonds better for the remainder of the year.

Sincerely,

Scudder Kemper Investments Economics Group
THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[FRANKLIN PHOTO]

CAROL FRANKLIN IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP AND SERVES AS LEAD PORTFOLIO MANAGER FOR KEMPER NEW EUROPE FUND. IN ADDITION, CAROL MANAGES INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIOS AND RESEARCHES INVESTMENT OPPORTUNITIES IN SEVERAL WESTERN AND EASTERN EUROPEAN COUNTRIES. CAROL STUDIED AT THE SORBONNE AND L'INSTITUTE D'ETUDES POLITIQUES AND RECEIVED A BACHELOR'S DEGREE IN FRENCH LITERATURE FROM SMITH COLLEGE. SHE RECEIVED AN M.B.A. IN FINANCE FROM COLUMBIA UNIVERSITY. A CHARTERED FINANCIAL ANALYST, SHE HAS SERVED AS PRESIDENT AND SECRETARY OF THE NEW YORK ASSOCIATION OF INTERNATIONAL INVESTORS.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER NEW EUROPE FUND ONCE AGAIN SOUNDLY OUTPACED ITS BENCHMARK INDEX AND MANY OF ITS PEERS, REWARDING INVESTORS WITH IMPRESSIVE RETURNS FOR THE SEMIANNUAL PERIOD ENDING APRIL 30, 2000. LEAD PORTFOLIO MANAGER CAROL FRANKLIN DISCUSSES THE PERIOD'S CHALLENGING INVESTMENT ENVIRONMENT AND THE STEPS PORTFOLIO MANAGEMENT TOOK TO MAINTAIN THE FUND'S REMARKABLE BUOYANCY.

Q     HOW DID KEMPER NEW EUROPE FUND PERFORM DURING THE SEMIANNUAL PERIOD?

A     Fund performance was strong despite a challenging investment environment marked by extreme volatility and euro weakness. During the six months ended April 30, 2000, the fund returned 32.99 percent (A shares unadjusted for any sales charge), far outpacing the benchmark, index returns, unlike fund returns, do not include fees or expenses. Morgan Stanley Capital International (MSCI) Europe index, which returned 8.45 percent. The MSCI Europe index measures total return in U.S. dollar terms based on the share prices and reinvested gross dividends of approximately 600 companies in 14 European countries.

  The fund also performed well against its peers. According to Lipper, Inc., the fund finished in the top quartile of European region funds for the six-month period ending April 30, and in the top decile of comparable funds for the one-, three- and five-year periods.*

  Fund performance was driven largely by gains in telecommunications, media and technology -- TMT -- stocks. The fund also benefited from rallies in long-held positions in such stocks as Marschollek, Lautenschlaeger, a German financial services company with a strong brand franchise, and Qiagen, a leading supplier of biotech products based in the Netherlands (3.13 percent and 3.58 percent of the portfolio, respectively, as of April 30, 2000).

* SOURCE: LIPPER, INC. AS OF APRIL 30, 2000. KEMPER NEW EUROPE FUND CLASS M SHARES RANKED 36 OF 161 EUROPEAN REGION FUNDS FOR THE SIX-MONTH PERIOD, 15 OF 151 FOR THE ONE-YEAR PERIOD, 5 OF 75 FOR THE THREE-YEAR PERIOD, 1 OF 38 FOR THE FIVE-YEAR PERIOD AND 2 OF 14 FOR THE 10-YEAR PERIOD.

Q     WOULD YOU PLEASE PROVIDE AN OVERVIEW OF MANAGEMENT ACTIVITY DURING THE
PERIOD?

A The fund kicked off the semiannual period with robust gains in media and cellular technology holdings. The portfolio's balance between these growth opportunities and noncorrelated, economically sensitive holdings in oil, basic materials and semiconductors helped the fund comfortably outpace the benchmark in the final months of 1999.

  As we entered 2000, we became increasingly weary of lofty valuations and rising volatility in the technology sector. As a defensive move, we took profits in some media holdings that had served the portfolio well, including L'Espresso and Mediaset. We remain strongly positive about the prospects for the industry, however. Sector fundamentals are excellent, and many companies are aggressively exploiting opportunities created by booming advertising demand, media convergence potential and consolidation. We therefore continue to maintain an overweighted position;

PERFORMANCE UPDATE

technology currently constitutes roughly 25 percent of the portfolio, compared with the index weighting of 13 percent at April end.

  In an effort to achieve greater downside protection, we deployed assets in sectors that we believed would tend not to be affected by turbulence in the technology sector. First, we looked to oil and gas, where we expect to see an increasingly tight balance of supply and demand. We increased our holdings in such names as Royal Dutch Petroleum (1.63 percent of the portfolio as of April 30, 2000) and France's Total Fina (2.14 percent of the portfolio as of April 30,
2000).

  Second, we increased exposure to positions in banks and financial companies with strong fundamentals that we believe can withstand the pressure of rising interest rates. We added to positions in Germany's Hypovereinsbank, Deutsche Bank and Allianz, and initiated a position in Credit Suisse -- one of the foremost names in private banking, investment banking, retail banking and insurance in Switzerland -- which has outstanding growth potential. Credit Suisse recently has been restructured. The management team is showing great capability in addressing the challenges the Internet presents to the banking industry, and leveraging its sizable insurance customer base via cost-efficient digital distribution. And management is clearly committed to prudent capital allocation and creating shareholder value. These additions brought our underweight position in financials up to 14.45 percent by the end of the period.

  Finally, we increased our weighting in utilities stocks with new purchases of French-based multi-utility Suez Lyonnaise des Eaux and National Power in the United Kingdom. Suez is a world leader in water, waste management and independent power production. Cash flows are strong and growth prospects are bright, since tightening environmental regulations are prompting municipalities and industrial companies to outsource these services. National Power, an attractively valued stock in our view, is a power generator that was privatized by the British government in 1991. The company is restructuring and splitting its now integrated energy business from its rapidly growing international power business in an effort to fully realize the value of these businesses for shareholders.

Q     WHAT ARE SOME OF THE MAJOR ECONOMIC TRENDS AND POLITICAL EVENTS THAT
SHAPED THE DEVELOPED MARKETS THROUGHOUT THE PERIOD?

A     Unusually high levels of volatility have marked the global market environment during the past six months. Sparked by wild gyrations in the technology market in the United States, daily moves of 2 to 3 percent in the international indices have become increasingly commonplace. Amid the clamor, it's easy to lose track of what really matters for long-term investors: fundamentals.

  Europe itself is undergoing fundamental change. The European investment universe is being expanded and redefined as the region develops a new political framework, new capital markets and new businesses. We're seeing the emergence of several long-term trends that should provide a positive backdrop to the region's markets for years to come.

  Merger and acquisition activity is increasing, government intervention in the free markets is declining, and innovation on the individual company level is exploding. Capital markets, rather than governments, are driving change, and corporations are seeking to be competitive on a global scale.

  In combination, these important changes create an enormously positive environment for European equities. Although external factors -- such as a downturn in the Nasdaq average in the United States -- can have a negative impact in the short term, we believe that these factors will contribute to an upward bias in stock prices over time. As always, our goal is to identify companies that are poised for growth on the basis of effective positioning in new or growing markets and those that are restructuring or otherwise working to enhance shareholder value.

Q     HOW ARE CONSOLIDATION AND CORPORATE RESTRUCTURING AFFECTING INVESTMENT
OPPORTUNITY IN THE REGION?

A     In 1999, mergers and acquisitions in Europe rose markedly. Deals in
Europe, relative to the value of their stock markets, exceeded those in the United States. The most significant change, other than the overall size of these transactions, is the advent of cross-border deals. What was once taboo is happening in Europe today. Governments are stepping aside to allow even hostile bids, such as the landmark takeover of Mannesman, the German manufacturer of production machine and assembly systems, by Britain's Vodafone. The deal underscored the fact that today shareholders -- not unions or governments -- have the deciding vote in the future of Europe's corporations. As a result, we believe European companies will move to

PERFORMANCE UPDATE

position themselves more strategically, and to protect their share prices more aggressively. This is a new phenomenon in our view, but it is the very beginning of what will be the complete transformation of the European corporate landscape.

Q     HOW SIGNIFICANTLY WERE EUROPEAN MARKETS AFFECTED BY RISING U.S. INTEREST
RATES AND STOCK MARKET VOLATILITY?

A     The impact was extremely significant for a number of reasons. First, the
United States is the largest economy in the world and the driving force of consumerism. Second, many companies in Europe obtain financing, at least in part, in U.S. dollars. When interest rates rise, borrowing money becomes more expensive, and companies must grow earnings to compensate. Notably, despite strong earnings growth, many European companies have been able to compensate only partly for the increased cost of financing.

  Finally, rising volatility and the eventual collapse of the Nasdaq market had a "tsunami effect" on technology markets throughout Europe and the world. There is an especially high correlation between interest rates in the United States and in Europe.

Q     WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A     We are encouraged by the positive developments taking place in the economies of the Eurozone. Business and consumer confidence levels are higher than they have been in many years, and export growth is responding to the stimuli of a competitive currency and favorable economic conditions worldwide. Unemployment, a perennial problem in Europe, is declining, thanks to robust economic growth, increasing flexibility in the European labor markets and the growth of new industries.

  We expect European economic growth to exceed 3 percent in the year 2000, up from 2.2 percent in 1999. We believe that inflation is unlikely to be a problem, given continued deregulation, restructuring and the availability of excess capacity. Interest rates have already increased 125 basis points. And, although we expect monetary policy to continue to tighten in the months ahead, we don't expect rising interest rates to derail the growth train.

  On a short-term basis, international market volatility is really the predominant theme. We expect markets to continue to see some turbulence, given the likelihood of further increases in interest rates in both the United States and Europe. Over the long term, we believe the markets will return to more normal levels, and our outlook for investing in Europe is quite positive.

  Nevertheless, we must remind shareholders to be aware of the short-term risks of investing in European equities today. Valuations are not as attractive as they have been in the past, and volatility in some sectors has made determining a fair price complicated. And finally, while there have been important advances in structural reforms, we must be prepared for setbacks; such is the nature of change on a grand scale. Given these potential roadblocks, we believe that shareholders should brace for continued volatility in the months ahead, all the while keeping their eyes firmly fixed on the horizon, where long-term trends in Europe can likely give rise to some outstanding future opportunities. References to individual securities should not be considered a recommendation.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 25.5 percent of the fund's total common stock on April 30, 2000.

             HOLDINGS                                             COUNTRY              PERCENT
----------------------------------------------------------------------------------------------
1.           NOKIA OYJ                                            Finland                3.7%
----------------------------------------------------------------------------------------------
2.           QIAGEN NV                                            Netherlands            3.6%
----------------------------------------------------------------------------------------------
3.           MARSCHOLLEK, LAUTENSCHLAEGER UND PARTNER AG          Germany                3.2%
----------------------------------------------------------------------------------------------
4.           SIEMANS AG                                           Germany                2.5%
----------------------------------------------------------------------------------------------
5.           SERCO GROUP PLC                                      United Kingdom         2.4%
----------------------------------------------------------------------------------------------
6.           TOTAL FINA ELF S.A.                                  Spain                  2.2%
----------------------------------------------------------------------------------------------
7.           VODAFONE AIRTOUCH PLC                                United Kingdom         2.2%
----------------------------------------------------------------------------------------------
8.           BIPOP                                                Italy                  1.9%
----------------------------------------------------------------------------------------------
9.           EPCOS AG                                             Germany                1.9%
----------------------------------------------------------------------------------------------
10.          LM ERICSSON AB                                       Sweden                 1.9%
----------------------------------------------------------------------------------------------

*Portfolio composition & holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER NEW EUROPE FUND
Portfolio of Investments at April 30, 2000 (unaudited)

    REPURCHASE AGREEMENTS--6.6%                                                       PRINCIPAL AMOUNT      VALUE
                                       Donaldson, Lufkin & Jenrette,
                                         5.680%, to be repurchased at $24,833,918 on
                                         05/01/2000                                     $24,830,000      $ 24,830,000
                                       ----------------------------------------------------------------------------------
                                       TOTAL REPURCHASE AGREEMENTS
                                       (Cost: $24,830,000)                                                 24,830,000
                                       ----------------------------------------------------------------------------------
    CORPORATE BONDS--0.0%

    DENMARK--0.0%
                                       EM. TV Merchandising AG, 4.000%, 02/16/2005          195,000           183,519
                                       ----------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost: $189,784)                                                       183,519
                                       ----------------------------------------------------------------------------------
    COMMON STOCKS--93.4%                                                                   SHARES

    DENMARK--0.2%
                                       Infineon Technologies AG
                                         (MANUFACTURER AND MARKETER OF
                                         SEMICONDUCTORS)                                      7,701           530,441
                                       ----------------------------------------------------------------------------------
                                                                                                              530,441
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    FINLAND--7.8%
                                       JOT Automation Group Oyj
                                         (MANUFACTURER OF HIGH TECHNOLOGY PRODUCTION
                                         AUTOMATION SYSTEMS AND EQUIPMENT)                  845,852         6,114,609
                                       Nokia Oyj
                                         (INTERNATIONAL TELECOMMUNICATIONS COMPANY)         245,396        14,080,045
                                       Sonera Oyj
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)           105,230         5,788,981
                                       Tietoenator Oyj
                                         (INFORMATION TECHNOLOGY SERVICE COMPANY)            74,478         3,589,311
                                       ----------------------------------------------------------------------------------
                                                                                                           29,572,946
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    FRANCE--16.2%
                                       Accor SA
                                         (OPERATOR OF HOTELS, TRAVEL AGENCIES AND
                                         RESTAURANTS)                                        57,890         2,150,319
                                       Alcatel SA
                                         (MANUFACTURER OF TRANSPORTATION,
                                         TELECOMMUNICATION AND ENERGY EQUIPMENT)             28,300         6,561,964
                                       Altran Technologies S.A.
                                         (PROVIDER OF ENGINEERING AND CONSULTING
                                         SERVICES)                                           19,850         4,057,551
                                       Aventis S.A.
                                         (MANUFACTURES LIFE SCIENCE PRODUCTS)                89,000         4,896,126
                                       Cap Gemini SA
                                         (PROVIDER OF COMPUTER CONSULTING SERVICES)           9,101         1,787,517
                                       Galeries Lafayette
                                         (DEPARTMENT STORE CHAIN)                            29,950         5,095,395
                                       Infogrames Entertainment S.A.*
                                         (DEVELOPER OF INTERACTIVE TELEVISION AND
                                         COMPUTER GAMES)                                    140,685         3,978,464
                                       Lagardere S.C.A.
                                         (HOLDING COMPANY WITH INTERESTS IN
                                         PUBLISHING, DEFENSE, AUDIOVISUAL PRODUCTION
                                         AND SERVICES, TELECOMMUNICATIONS AND MEDIA)         22,500         1,524,214
                                       Publicis SA
                                         (INTERNATIONAL ADVERTISING COMPANY)                  9,892         4,803,221

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE
                                       STMicroelectronics N.V.
                                         (MANUFACTURER OF SEMICONDUCTOR INTEGRATED
                                         CIRCUITS)                                           32,200      $  6,145,759
                                       Schneider Electric SA
                                         (MANUFACTURER OF ELECTRONIC COMPONENTS AND
                                         AUTOMATED MANUFACTURING SYSTEMS)                    56,511         3,699,753
                                       Suez Lyonnaise des Eaux S.A.
                                         (WATER AND ELECTRIC UTILITY)                        26,791         4,202,282
                                       Total Fina ELF S.A. "B"
                                         (EXPLORER, DEVELOPER, PRODUCER, TRANSPORTER
                                         AND MARKETER OF OIL AND NATURAL GAS)                54,147         8,217,467
                                       Vivendi
                                         (PROVIDER OF INDUSTRIAL SERVICES)                   44,600         4,412,360
                                       ----------------------------------------------------------------------------------
                                                                                                           61,532,392
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    GERMANY--18.3%
                                       Allianz AG
                                         (MULTI-LINE INSURANCE COMPANY)                      11,722         4,514,008
                                       BASF AG
                                         (INTERNATIONAL CHEMICAL PRODUCER)                  107,633         4,653,751
                                       Bayer AG
                                         (CHEMICAL PRODUCER)                                103,481         4,286,040
                                       Commerzbank AG
                                         (PROVIDER OF BANKING SERVICES)                      46,566         1,761,447
                                       Deutsche Bank AG (Registered)
                                         (PROVIDER OF FINANCIAL SERVICES)                    40,993         2,754,618
                                       Deutsche Telekom AG
                                         (TELECOMMUNICATION SERVICES)                        42,600         2,730,901
                                       Dresdner Bank AG
                                         (PROVIDER OF BANKING SERVICES)                      21,018           871,492
                                       EM.TV & Merchandising AG
                                         (PRODUCER AND DISTRIBUTOR OF CHILDREN'S
                                         TELEVISION PROGRAMS)                                59,652         4,719,016
                                       Epcos AG*
                                         (PRODUCER OF ELECTRONIC COMPONENTS AND
                                         INTEGRATED CIRCUITS)                                51,272         7,249,664
                                       HypoVereinsbank
                                         (BANK)                                              46,600         2,885,627
                                       Marschollek, Lautenschlaeger und Partner AG
                                         (INDEPENDENT LIFE INSURANCE COMPANY)                22,700        12,013,127
                                       PrimaCom AG*
                                         (DEVELOPER, MANAGER AND OPERATOR OF
                                         BROADBAND CABLE NETWORKS)                           30,704         2,387,087
                                       SAP AG
                                         (COMPUTER SOFTWARE MANUFACTURER)                     1,494           700,983
                                       SAP AG
                                         (MANUFACTURER OF COMPUTER SOFTWARE)                  8,000         4,706,537
                                       Schering AG
                                         (PHARMACEUTICAL AND CHEMICAL PRODUCER)              13,200         1,866,429
                                       Siemens AG
                                         (ELECTRICAL ENGINEERING AND ELECTRONICS
                                         COMPANY)                                            64,298         9,489,060
                                       Thyssen Krupp AG
                                         (MANUFACTURER OF BUILDING AND INDUSTRIAL
                                         STEEL MATERIALS)                                    81,200         1,698,209
                                       ----------------------------------------------------------------------------------
                                                                                                           69,287,996
                                       ----------------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE

    GREECE--1.1%
                                       Alpha Credit Bank A.E.
                                         (COMMERCIAL BANK)                                   31,563      $  1,740,782
                                       National Bank of Greece S.A.
                                         (BANK)                                              52,850         2,258,339
                                       ----------------------------------------------------------------------------------
                                                                                                            3,999,121
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    HUNGARY--0.0%
                                       Graboplast Rt (GDR)*
                                         (PRODUCER OF HOME IMPROVEMENT MATERIALS,
                                         ARTIFICIAL LEATHER AND BOOK BINDINGS)                    4                 7
                                       ----------------------------------------------------------------------------------
                                                                                                                    7
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    ITALY--8.9%
                                       Assicurazioni Generali
                                         (MULTI-LINE INSURANCE AND FINANCIAL SERVICES
                                         COMPANY)                                            91,900         2,615,574
                                       Autogrill SpA
                                         (OPERATOR OF HIGHWAY AND SELF SERVICE
                                         RESTAURANTS AND SNACK BARS)                        264,628         2,526,576
                                       Banco Intesa SpA
                                         (BANK)                                             680,400         2,505,685
                                       Bipop
                                         (COOPERATIVE BANK)                                  80,903         7,356,510
                                       Class Editori SpA
                                         (PUBLISHING HOUSE)                                 183,760         2,506,395
                                       ENI SpA
                                         (EXPLORER AND DISTRIBUTOR OF PETROLEUM
                                         PRODUCTS)                                          593,880         2,953,883
                                       Gruppo Editoriale L'Espresso
                                         (PUBLISHER)                                        369,741         5,211,185
                                       Mediaset SpA
                                         (BROADCASTING AND TELEVISION NETWORKS)              96,850         1,571,973
                                       Seat Pagine Gialle SpA
                                         (PUBLISHER OF TELECOMMUNICATIONS
                                         DIRECTORIES)                                     1,442,666         6,336,073
                                       ----------------------------------------------------------------------------------
                                                                                                           33,583,854
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    LUXEMBOURG--0.2%
                                       Carrier 1 International S.A.*
                                         (PROVIDER OF VOICE, INTERNET AND RELATED
                                         TELECOMMUNICATIONS SERVICES)                         8,405           691,661
                                       ----------------------------------------------------------------------------------
                                                                                                              691,661
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--11.4%
                                       Akzo Nobel N.V.
                                         (PRODUCER AND MARKETER OF HEALTHCARE
                                         PRODUCTS, COATINGS, CHEMICALS AND FIBERS)          114,611         4,692,837
                                       Equant N.V.
                                         (PROVIDER OF INTERNATIONAL DATA NETWORK
                                         SERVICES)                                           32,656         2,528,453
                                       Getronics NV
                                         (PROVIDER OF COMPUTER INSTALLATION AND
                                         MAINTENANCE SERVICES)                               69,769         4,161,727
                                       Koninklijke KPN NV
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)            18,600         1,874,804
                                       Koninklijke Philips Electronics N.V.
                                         (DIVERSIFIED MANUFACTURER)                         150,664         6,722,530
                                       Qiagen NV*
                                         (BIOPHARMACEUTICAL COMPANY)                         94,645        13,735,356

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE
                                       Royal Dutch Petroleum Co.
                                         (PETROLEUM COMPANY)                                108,243      $  6,240,168
                                       United Pan-Europe Communications N.V.*
                                         (OWNER AND OPERATOR OF BROADBAND
                                         COMMUNICATIONS NETWORKS)                            92,032         3,349,899
                                       ----------------------------------------------------------------------------------
                                                                                                           43,305,774
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    NORWAY--0.4%
                                       Norsk Hydro ASA
                                         (CONGLOMERATE: PRODUCER OF FERTILIZERS, OIL
                                         AND GAS, ALUMINUM)                                  45,367         1,661,721
                                       ----------------------------------------------------------------------------------
                                                                                                            1,661,721
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    PORTUGAL--0.7%
                                       Jeronimo Martins SGPS, S.A.
                                         (FOOD PRODUCER AND RETAILER)                       153,843         2,744,631
                                       ----------------------------------------------------------------------------------
                                                                                                            2,744,631
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    SPAIN--6.4%
                                       Acerinox SA*                                          41,300         1,633,603
                                       Amadeus Global Travel Distribution*
                                         (OPERATOR OF A TRAVEL RESERVATION SYSTEM)          115,057         1,416,573
                                       Compania Telefonica Nacional de Espana SA
                                         (ADR)
                                         (TELECOMMUNICATION SERVICES)                        57,556         3,813,085
                                       Corp. Financiera Reunida, SA*
                                         (HOLDING COMPANY WITH INTEREST IN HOTELS,
                                         LAND DEVELOPMENT, WINE AND CLOTHING
                                         INDUSTRIES)                                        283,431         3,182,889
                                       Cortefiel SA
                                         (OWNER AND OPERATOR OF VARIOUS RETAIL
                                         CLOTHING STORES)                                   118,675         2,493,827
                                       Sogecable SA*
                                         (PROVIDER OF CABLE TELEVISION)                      38,412         1,585,733
                                       Telefonica Publicidad e Informacion, SA*
                                         (PUBLISHER OF TELEPHONE DIRECTORIES)                60,303         2,385,258
                                       Telefonica S.A.*
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)           176,077         3,919,415
                                       Union Electrica Fenosa S.A.
                                         (PRODUCER AND DISTRIBUTOR OF ELECTRICAL
                                         ENERGY)                                            204,547         3,918,906
                                       ----------------------------------------------------------------------------------
                                                                                                           24,349,289
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    SWEDEN--1.9%
                                       Telefonektiebolaget LM Ericsson AB "B"
                                         (MANUFACTURER OF TELECOMMUNICATIONS
                                         EQUIPMENT)                                          79,900         7,128,977
                                       ----------------------------------------------------------------------------------
                                                                                                            7,128,977
                                       ----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--2.0%
                                       ABB, Ltd.
                                         (MANUFACTURER OF EQUIPMENT FOR POWER
                                         GENERATION AND DISTRIBUTION)                        22,427         2,518,060
                                       Roche Holding AG
                                         (DEVELOPS AND MANUFACTURES PHARMACEUTICAL
                                         AND CHEMICAL PRODUCTS)                                 495         5,172,885
                                       ----------------------------------------------------------------------------------
                                                                                                            7,690,945
                                       ----------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           SHARES           VALUE

    UNITED KINGDOM--17.9%
                                       ARM Holdings PLC*
                                         (DESIGNER OF RISC MICROPROCESSORS AND
                                         RELATED TECHNOLOGY)                                 88,000      $    887,973
                                       Aegis Group PLC
                                         (INDEPENDENT MEDIA SERVICES GROUP)               1,490,750         4,049,920
                                       BOC Group plc
                                         (DIVERSIFIED CHEMICAL COMPANY)                     373,401         6,127,087
                                       BP Amoco PLC
                                         (INTEGRATED WORLD OIL COMPANY)                     347,951         2,995,182
                                       Barclays PLC
                                         (COMMERCIAL AND INVESTMENT BANKING,
                                         INSURANCE AND OTHER FINANCIAL SERVICES)            188,130         4,798,430
                                       Billiton PLC
                                         (RESOURCE GROUP THAT EXPLORES, PRODUCES AND
                                         MARKETS ALUMINUM AND OTHER METAL PRODUCTS)         607,347         2,253,400
                                       British Telecom PLC
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)           182,991         3,266,865
                                       Cobham PLC
                                         (MANUFACTURER OF AEROSPACE COMPONENTS)             251,204         3,482,423
                                       Compass Group PLC
                                         (INTERNATIONAL CATERING GROUP)                     194,025         2,786,140
                                       Glaxo Wellcome PLC
                                         (PHARMACEUTICAL COMPANY)                            91,224         2,811,080
                                       J Sainsbury plc
                                         (RETAIL DISTRIBUTOR OF FOOD THROUGH
                                         SUPERMARKETS)                                      307,730         1,600,362
                                       National Power PLC
                                         (ELECTRICITY GENERATION COMPANY)                   574,654         2,607,141
                                       Prudential Corp. PLC
                                         (PROVIDER OF A BROAD RANGE OF FINANCIAL
                                         SERVICES)                                          270,756         4,140,167
                                       Rio Tinto PLC
                                         (MINING COMPANY)                                   156,249         2,425,609
                                       Royal & Sun Alliance Insurance Group plc
                                         (INSURANCE COMPANY)                                    817             4,566
                                       Serco Group PLC
                                         (FACILITIES MANAGEMENT COMPANY)                  1,247,190         9,003,039
                                       SmithKline Beecham PLC
                                         (MANUFACTURER OF ETHICAL DRUGS AND
                                         HEALTHCARE PRODUCTS)                                56,241           768,315
                                       Taylor Nelson Sofres PLC
                                         (MARKET RESEARCH COMPANY)                        1,420,860         5,465,830
                                       Vodafone AirTouch PLC
                                         (PROVIDER OF MOBILE TELECOMMUNICATION
                                         SERVICES)                                        1,784,961         8,146,660
                                       ----------------------------------------------------------------------------------
                                                                                                           67,620,189
                                       ----------------------------------------------------------------------------------
                                       TOTAL COMMON STOCK
                                       (Cost: $229,475,274)                                               353,699,944
                                       ----------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO
                                       (Cost: $254,495,058) (a)                                          $378,713,463
                                       ----------------------------------------------------------------------------------

 NOTES TO KEMPER NEW EUROPE PORTFOLIO OF INVESTMENTS

 *  Non-income producing security.

(a) The cost for federal income tax purposes was $254,495,058. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $124,218,405. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess value over tax cost of $139,843,976 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $15,625,571.

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2000 (unaudited)

ASSETS
Investments in securities, at value, (cost $254,495,058)        $378,713,463
----------------------------------------------------------------------------
Foreign currency, at value, (cost $74,444)                            73,872
----------------------------------------------------------------------------
Receivable for investments sold                                    3,429,160
----------------------------------------------------------------------------
Dividends receivable                                                 578,260
----------------------------------------------------------------------------
Interest receivable                                                   13,214
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      869,267
----------------------------------------------------------------------------
Foreign taxes recoverable                                            317,584
----------------------------------------------------------------------------
Other assets                                                          54,131
----------------------------------------------------------------------------
TOTAL ASSETS                                                     384,048,951
----------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                 52,510
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     564,583
----------------------------------------------------------------------------
Unrealized depreciation on forward currency exchange
  contracts                                                            2,167
----------------------------------------------------------------------------
Other accrued expenses                                               202,580
----------------------------------------------------------------------------
Total liabilities                                                    821,840
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $383,227,111
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $ (1,367,827)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
    Investment securities                                        124,218,405
----------------------------------------------------------------------------
    Foreign currency related transactions                            (45,228)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              73,056,275
----------------------------------------------------------------------------
Paid-in capital                                                  187,365,486
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $383,227,111
----------------------------------------------------------------------------
 NET ASSETS VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($62,232,189 / 3,521,808 shares outstanding of beneficial
  interest, $.01 par value, 200,000,000 shares authorized)            $17.67
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $17.67)              $18.75
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($39,226,373 /
  2,293,868 shares outstanding of beneficial interest, $.01
  par value, 100,000,000 shares authorized)                           $17.10
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($18,062,313 /
  1,046,020 shares outstanding of beneficial interest, $.01
  par value, 100,000,000 shares authorized)                           $17.27
----------------------------------------------------------------------------
CLASS M SHARES
  Net asset value and redemption price ($263,706,236 /
  10,402,095 shares outstanding of beneficial interest, $.01
  par value, 100,000,000 shares authorized)                           $25.35
----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2000 (unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $182,456)           $  1,170,762
----------------------------------------------------------------------------
Interest                                                             539,150
----------------------------------------------------------------------------
Total Income                                                       1,709,912
----------------------------------------------------------------------------
Expenses:
Management fee                                                     1,387,534
----------------------------------------------------------------------------
Services to shareholders                                             422,229
----------------------------------------------------------------------------
Custodian and accounting fees                                        305,389
----------------------------------------------------------------------------
Distribution services fees                                           146,894
----------------------------------------------------------------------------
Administrative service fees                                          468,821
----------------------------------------------------------------------------
Auditing                                                              43,675
----------------------------------------------------------------------------
Legal                                                                  7,500
----------------------------------------------------------------------------
Trustees' fees and expenses                                           10,000
----------------------------------------------------------------------------
Reports to shareholders                                               96,260
----------------------------------------------------------------------------
Registration fees                                                     57,721
----------------------------------------------------------------------------
Other                                                                115,716
----------------------------------------------------------------------------
Total expenses                                                     3,061,739
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (1,351,827)
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       72,590,174
----------------------------------------------------------------------------
Foreign currency related transactions                               (152,565)
----------------------------------------------------------------------------
                                                                  72,437,609
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       24,904,443
----------------------------------------------------------------------------
Foreign currency related transactions                                (42,218)
----------------------------------------------------------------------------
                                                                  24,862,225
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                        97,299,834
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $ 95,948,007
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                  APRIL 30,               YEAR ENDED
                                                                    2000                 OCTOBER 31,
                                                                 (UNAUDITED)                 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $  (1,351,827)               (147,575)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                           72,437,609             111,396,837
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     24,862,225             (33,443,269)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         95,948,007              77,805,993
-----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income:
Class M                                                                    --                (401,627)
-----------------------------------------------------------------------------------------------------
From net realized gains:
Class A                                                            (4,043,781)                     --
-----------------------------------------------------------------------------------------------------
Class B                                                            (2,779,349)                     --
-----------------------------------------------------------------------------------------------------
Class C                                                              (879,253)                     --
-----------------------------------------------------------------------------------------------------
Class M                                                           (21,825,460)           (103,184,000)
-----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         299,781,805             112,471,531
-----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       7,117,878               7,397,998
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (285,235,077)           (159,994,898)
-----------------------------------------------------------------------------------------------------
Redemption fees                                                       542,972               1,983,027
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from fund share
transactions                                                       22,207,578             (38,142,342)
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  88,627,742             (63,921,976)
-----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 294,599,369             358,521,345
-----------------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated
distributions in excess of net investment income of
$(1,367,827) and $(16,000), respectively)                       $ 383,227,111             294,599,369
-----------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                              CLASS A
                                                              SIX MONTHS ENDED   SEPTEMBER 3, 1999 (F)
                                                              APRIL 30, 2000          TO
                                                              (UNAUDITED)        OCTOBER 31, 1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $14.87                14.27
------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                                    (0.08)               (0.03)
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                         4.83                 0.63
------------------------------------------------------------------------------------------------------
Total from investment operations                                     4.75                 0.60
------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                       (1.95)                  --
------------------------------------------------------------------------------------------------------
Total distributions                                                 (1.95)                  --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $17.67                14.87
------------------------------------------------------------------------------------------------------
TOTAL RETURN % (b)                                                  32.99**               4.20**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                              62                   32
------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                1.74*                1.63*
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           (0.83)*              (1.21)*
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            79*                  58*
------------------------------------------------------------------------------------------------------

                                                                              CLASS B
                                                              SIX MONTHS ENDED   SEPTEMBER 3, 1999 (F)
                                                              APRIL 30, 2000          TO
                                                              (UNAUDITED)        OCTOBER 31, 1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $14.49                13.91
------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                                    (0.13)               (0.05)
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                         4.69                 0.63
------------------------------------------------------------------------------------------------------
Total from investment operations                                     4.56                 0.58
------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                       (1.95)                  --
------------------------------------------------------------------------------------------------------
Total distributions                                                 (1.95)                  --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $17.10                14.49
------------------------------------------------------------------------------------------------------
TOTAL RETURN % (b)                                                  32.51**               4.17**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                              39                   20
------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                2.51*                2.36*
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           (1.60)*              (1.95)*
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            79*                  58*
------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                              CLASS C
                                                              SIX MONTHS ENDED   SEPTEMBER 3, 1999 (F)
                                                              APRIL 30, 2000          TO
                                                              (UNAUDITED)        OCTOBER 31, 1999
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $ 14.62                14.02
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)                                  (0.12)               (0.04)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                       4.72                 0.64
------------------------------------------------------------------------------------------------------
Total from investment operations                                     4.60                 0.60
------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                       (1.95)                  --
------------------------------------------------------------------------------------------------------
Total distributions                                                 (1.95)                  --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 17.27                14.62
------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                                  32.50**               4.28**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                              18                    5
------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                2.54*                2.40*
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           (1.63)*              (1.99)*
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            79*                  58*
------------------------------------------------------------------------------------------------------

                                                                                     CLASS M
                                                             SIX MONTHS
                                                              ENDED
                                                             APRIL 30,               YEAR ENDED OCTOBER 31,
                                                               2000        ------------------------------------------
                                                             (UNAUDITED)    1999     1998     1997     1996     1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $20.59       22.23    19.96    16.60    13.24    11.61
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)                              (0.08)       (.00)(c) (.00)   (0.01)    0.05     0.05
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  10.18        4.62     4.47     3.43     3.36     1.58
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                10.10        4.62     4.47     3.42     3.41     1.63
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                            --       (0.03)   (0.09)   (0.06)   (0.05)      --
---------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                 (5.35)      (6.36)   (2.11)      --       --       --
---------------------------------------------------------------------------------------------------------------------
Total distributions                                             (5.35)      (6.39)   (2.20)   (0.06)   (0.05)      --
---------------------------------------------------------------------------------------------------------------------
Redemption fees (a)                                               .01         .13       --       --       --       --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $25.35       20.59    22.23    19.96    16.60    13.24
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (d)                                              33.37**     27.95    27.70    20.66    25.92    14.04
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                         264         295      359      320      266      213
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.48*       1.68(e)  1.41     1.49     1.51     1.62
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (0.57)*        --    (0.01)   (0.03)    0.31     0.39
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        79*         58       41       45       35       32
---------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

(d) The performance of Class M shares reflects performance of the Fund in closed-end form. The Fund's performance may have been lower if it had operated as an open-end fund during these periods.

(e) Includes reorganization expense ratio of .20%.

(f) Commencement of Class.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper New Europe Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class M shares, are no longer offered and will automatically convert to Class A shares on September 3, 2000.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to

NOTES TO FINANCIAL STATEMENTS

                             be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed but is included with the net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             REDEMPTION FEES. For the period September 3, 1999 to September 3, 2000, Class M shares are subject to a 2% fee on exchanges and redemptions (including redemptions in-kind). The redemption fee is accounted for as an addition to paid-in capital.

--------------------------------------------------------------------------------

2
     PURCHASE & SALES
     OF SECURITIES           For the six months ended April 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $136,410,554

                             Proceeds from sales                   (147,009,679)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3
     TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. For the six months ended April 30, 2000 the Fund incurred a management fee of $1,387,534, which is equal to an annual effective rate of .74% of the Fund's average daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 2000 are $36,020.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 2000 are $146,893.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by KDI for the six months ended April 30, 2000 are $468,821, of which $249,678 was unpaid at April 30, 2000. In addition $12 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $283,468 for the six months ended April 30, 2000, of which $279,293 was unpaid at April 30, 2000.

                             FUND ACCOUNTING. Scudder Fund Accounting
                             Corporation, ("SFAC") is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. For the six months ended April 30, 2000, the amount charged to the Fund by SFAC aggregated $97,389.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended April 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $10,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                     YEAR ENDED
                                                                     APRIL 30, 2000                   OCTOBER 31, 1999
                                                              ----------------------------       ---------------------------
                                                                SHARES          AMOUNT             SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                13,924,734    $ 253,563,817        3,537,337    $  50,121,617
                                       -------------------------------------------------------------------------------------
                                        Class B                 1,223,696       22,015,412          244,265        3,393,378
                                       -------------------------------------------------------------------------------------
                                        Class C                 1,309,302       24,202,576          164,572        2,536,536
                                       -------------------------------------------------------------------------------------
                                        Class M                        --               --               --
                                       -------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   221,129        3,617,666               --               --
                                       -------------------------------------------------------------------------------------
                                        Class B                   163,543        2,595,428               --               --
                                       -------------------------------------------------------------------------------------
                                        Class C                    52,824          846,770               --               --
                                       -------------------------------------------------------------------------------------
                                        Class M                     2,477           58,014          405,811        7,397,998
                                       -------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (12,801,295)    (235,545,309)      (3,423,097)     (49,398,470)
                                       -------------------------------------------------------------------------------------
                                        Class B                  (506,090)      (8,753,694)        (443,547)      (6,585,907)
                                       -------------------------------------------------------------------------------------
                                        Class C                  (688,878)     (13,244,523)        (115,900)      (1,731,521)
                                       -------------------------------------------------------------------------------------
                                        Class M                (1,077,022)     (27,691,551)      (5,065,967)    (102,279,000)
                                       -------------------------------------------------------------------------------------
                                        REDEMPTION FEE
                                        Class M                        --          542,972               --        1,983,000
                                       -------------------------------------------------------------------------------------
                                        ACQUISITION OF KEMPER EUROPE FUND
                                        Class A                        --               --        2,063,000       29,444,000
                                       -------------------------------------------------------------------------------------
                                        Class B                        --               --        1,612,000       22,435,000
                                       -------------------------------------------------------------------------------------
                                        Class C                        --               --          324,000        4,541,000
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $  22,207,578                     $ (38,142,342)
                                       -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     LINE OF CREDIT          The Fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

NOTES

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President
JAMES R. EDGAR                    PHILIP COLLORA                    MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
ARTHUR R. GOTTSCHALK                                                CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                                 BRENDA LYONS
Trustee                           CAROL L. FRANKLIN                 Assistant Treasurer
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        ANN M. MCCREARY
                                  Vice President
FRED B. RENWICK
Trustee                           KATHRYN L. QUIRK
                                  Vice President
JOHN G. WEITHERS
Trustee                           WILLIAM F. TRUSCOTT
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
TRANSFER AND SHAREHOLDER              KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
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This report is not to be distributed
unless preceded or accompanied by a
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                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)